STATE OF NEVADA

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary for Commercial Recordings

OFFICE OF THE
SECRETARY OF STATE

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701-4201
Telephone (775) 684-5708
Fax (775) 684-7138

Copy Request

July 25, 2018

Job Number: C20180725-1750
Reference Number: 00011046351-31
Expedite:
Through Date:

Document Number(s)	Description	Number of Pages
C17611-1993-001	Articles of Incorporation	7 Pages/1 Copies
C17611-1993-003	Articles of Merger	4 Pages/1 Copies
C17611-1993-004	Amendment	3 Pages/1 Copies
C17611-1993-006	Amendment	2 Pages/1 Copies
C17611-1993-007	Amendment	3 Pages/1 Copies
C17611-1993-008	Amendment	6 Pages/1 Copies
C17611-1993-009	Amendment	2 Pages/1 Copies
C17611-1993-012	Amendment	3 Pages/1 Copies
20080012087-68	Stock Split	3 Pages/1 Copies
20080825620-63	Merge In	7 Pages/1 Copies
20090012670-57	Amendment	1 Pages/1 Copies
20110159783-67	Amendment	1 Pages/1 Copies
20140787557-96	Annual List	1 Pages/1 Copies
20150011860-64	Amendment	1 Pages/1 Copies

Respectfully,

Commercial Recording Division
202 N. Carson Street
Carson City, Nevada 89701-4201
Telephone (775) 684-5708
Fax (775) 684-7138

C 4530

FILED
IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
STATE OF NEVADA

DEC 30 1993
17611-93
CHERYL A. LAU SECRETARY OF STATE

No.

ARTICLES OF INCORPORATION

OF

KOWTOW, INC.

Know all men by these presents;

That I, the undersigned, acting as incorporator for the purpose of forming a corporation under and pursuant to the provisions of Nevada Revised Statutes 78.010 to Nevada Revised Statutes 78.090 inclusive, as amended, and certify that;

ARTICLE I

The name of this corporation is KOWTOW, INC.

The name and post office address of the incorporator signing the Articles of Incorporation is: Krista Castleton, 3760 So. Highland Drive, Suite 300, Salt Lake City, Utah, 84106. The name and address of the first member of the First Board of Directors is: Krista Castleton, 3760 So. Highland Drive, Suite 300, Salt Lake City, Utah, 84106.

ARTICLE II

The Resident Agent of this corporation in Nevada shall be Nevada Corporate Services located at 1800 E. Sahara, Suite 107, Las Vegas, Clark County, Nevada, 89104. Offices for the transaction of any business of the Corporation, and where meetings of the Board of Directors and of Stockholders may be held, may be established and maintained in any other part of the State of Nevada, or in any other state, territory or possession of the United States of America, or in any foreign country as the Board of Directors may, from time to time determine.

ARTICLE III

The nature of the business and the objects and purpose proposed to be transacted, promoted or carried on by the Corporation is to conduct any lawful activity in accordance with the Laws of the State of Nevada and

the United States of America, including but not limited to inventing, developing, marketing, and otherwise exploiting high technology electronic communication systems, both hardware and software components, particularly systems utilizing security coding and protective transmitting and receiving.

To do each and everything necessary, suitable or proper for the accomplishment of any of the foregoing purposes or the attainment of any one or more of the subjects hereinabove enumerated, or which may at any time appear conducive to or expedient for the protection or benefit of this Corporation, and to do such acts as fully and to the same extent as natural persons might, or could do, in any part of the world as principals, agents, partners, trustees, or otherwise, either alone or in conjunction with any other person, association or corporation. The period of duration of this Corporation is perpetual.

The foregoing clauses shall be construed as powers as well as objects and purposes and the matters expressed in each clause shall, unless herein otherwise expressly provided, be in no wise limited by reference to or inference from the terms of any other clause shall be regarded as independent objects, purposes and powers and the enumeration of specific objects, purposes and powers shall not be construed to limit or restrict in any manner the meaning of the general terms or the general powers of the Corporation nor shall the expression of one thing be deemed to exclude another not expressed although it be of like nature.

ARTICLE IV

The aggregate number of shares which the Corporation shall have authority to issue is 100,000,000 shares, having a par value of $0.001 (one mill) per share. The stock shall be designated as Class "A" voting common stock and shall have the same rights and preferences. The stock of the Corporation shall be nonassessable. Fully paid stock of this Corporation shall not be liable for any further call or assessment. The total capitalization of the Corporation shall be $100,000. The shares of Class "A" common stock shall not be divided into classes and may not be issued in series.

ARTICLE V

No stockholder of the Corporation shall, because of his ownership of stock, have a pre-emptive or other

right to purchase, subscribe for or take part of any of the notes, debentures, bonds or other securities convertible into or carrying options for warrants to purchase stock of the Corporation issued, optioned or sold by it after its incorporation, except as may be otherwise stated in these Article of Incorporation. Any part of the capital stock and any part of the notes, debentures, bonds, or other securities convertible into or carrying options or warranties to purchase stock of the Corporation authorized by these Articles of Incorporation or by an amended certificate duly filed may at any time be issued, optioned for sale and sold or disposed of by the Corporation pursuant to the resolution of its Board of Directors to such persons and upon such terms as may to such Board of Directors seem proper, without first offering such stock or securities or any part thereof to existing stockholders, except as required in Article IV of these Articles of Incorporation.

ARTICLE VI

Each outstanding share of the class "A" common stock of the Corporation shall be entitled to one vote on each matter submitted to a vote at a meeting of the stockholders. Each shareholder shall be entitled to vote his or its shares in person or by proxy, executed in writing by such shareholder or by its duly authorized attorney in fact. At each election for directors, every shareholder entitled to vote at such election shall have the right to vote in person or by proxy, the number of shares owned by him or it for as many persons as there are directors to be elected and for whose election he or it has the right to vote, but the shareholder shall have no right, whatsoever, to accumulate his or its votes with regard to such election.

ARTICLE VII

The members of the governing board of this corporation shall be called directors. The Board of Directors shall consist of at least one (1) person. The number of directors of this corporation may, from time to time, be increased or decreased by an amendment to the By-Laws in that regard and without the necessity of amending the Articles of Incorporation. A majority of the Directors in office, present at any meeting of the Board of Directors, duly called, whether regular or special, shall always constitute a quorum for the transaction of business, unless the By-Laws otherwise provide. Directors need not be residents of the State of Nevada or

stockholders of the Corporation.

ARTICLE VIII

This Corporation shall have a president, a secretary, a treasurer, and a resident agent, to be chosen by the Board of Directors, any person may hold two or more offices.

ARTICLE IX

The capital stock of the Corporation, after the fixed consideration thereof has been paid or performed, shall not be subject to assessment, and the individual stockholders of this Corporation shall not be individually liable for the debts and liabilities of the Corporation, and the Articles of Incorporation shall never be amended as to the aforesaid provisions.

ARTICLE X

The Board of Directors is expressly authorized: (subject to the By-Laws, if any, adopted by the Stockholders)

1) To make, alter or amend the By-Laws of the Corporation.

2) To fix the amount in cash or otherwise, to be reserved as working capital.

3) To authorize and cause to be executed mortgages and liens upon the property and franchises of the Corporation.

4) To by resolution or resolutions passed by a majority of the whole board, designate one or more committees, each committee to consist of one or more of the Directors of the Corporation, which, to the extent provided in the resolution or resolutions or in the By-Laws of the Corporation, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation, and may have power to authorize the seal of the Corporation to be affixed to all papers on which the Corporation desires to place a seal. Such committee or committees shall have such name or names as may be stated in the ByLaws of the Corporation or as may be determined from time to time by resolution adopted by the Board of

Directors.

5) To sell, lease or exchange all of its property and assets, including its goodwill and its corporate franchises, upon such terms and conditions as the board deems expedient and for the best interests of the Corporation, when and as authorized by the affirmative vote of the stockholders holding stock in the Corporation entitling them to exercise at least a majority of the voting power given at a stockholders meeting called for that purpose.

ARTICLE XI

In the absence of fraud, no contract or other transaction of the Corporation shall be affected by the fact that any of the Directors are in any way interested in, or connected with, any other party to such contract or transaction, or are themselves, parties to such contract or transaction, provided that this interest in any such contract or transaction of any such director shall at any time be fully disclosed or otherwise known to the Board of Directors, and each and every person who may become a director of the Corporation is hereby relieved of any liability that might otherwise exist from contracting with the Corporation for the benefit of himself or any firm, association or corporation in which he may be in any way interested.

ARTICLE XII

No director or officer of the Corporation shall be personally liable to the Corporation or any of its stockholders for damages for breach of fiduciary duty as a director or officer involving any act or omission of any such director or officer provided, however, that the foregoing provision shall not eliminate or limit the liability of a director or officer for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or the payment of dividends in violation of Section 78.300 of the Nevada Revised Statutes. Any repeal or modification of this Article by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or officer of the Corporation for acts or omissions prior to such repeal or modification.

I, the undersigned, being the incorporator hereinbefore named for the purpose of forming a corporation pursuant to the general corporation law of the State of Nevada, do make and file these Articles of Incorporation, hereby declaring and certifying that the facts herein stated are true, and accordingly have hereunto set my hand.

Krista Castleton

State of Utah)
)ss
County of Salt Lake)

On December 29, 1993 personally appeared before me, the undersigned, a Notary Public, Krista Castleton, known to me the person whose name is subscribed to the foregoing document and acknowledged to me that she executed the same.

Notary Public

NOTARY PUBLIC
DAVID R. YEAMAN
8818 SOUTH RENEGADE ROAD
SANDY, UT 84093
My Commission Expires April 28, 1997
State of Utah

RECEIVED
9:20
DEC 30 1993
SECRETARY OF STATE

STATE OF NEVADA

Secretary Of State

THE GREAT SEAL OF THE STATE OF NEVADA

IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
STATE OF NEVADA

DEC 3 0 1993

17011-93

CHERYL A. LAU SECRETARY OF STATE

CERTIFICATE OF ACCEPTANCE OF APPOINTMENT BY RESIDENT AGENT

No.

IN THE MATTER OF KOWTOW, INC.
Name of corporation

I, Nevada Corporate Services, Inc. (Name of Resident Agent), with address at Suite 107,

Street 1800 E. Sahara,

Town of Las Vegas, County of Clark, State of Nevada, hereby accept the appointment as Resident Agent of the above-entitled corporation in accordance with NRS 78.090.

RECEIVED
DEC 30 1993
9:20
SECRETARY OF STATE

FURTHERMORE, that the principal office in this state is located at Suite 107,

Street 1800 E. Sahara,

Town of Las Vegas, County of Clark,

State of Nevada. 89104

IN WITNESS WHEREOF, I have hereunto set my hand this 27 day of DEC, 19 93.

[signature] Pres
Resident Agent

NRS 78.090 Except during any period of vacancy described in NRS 78.097, every corporation shall have a resident agent, who may be either a natural person or a corporation, resident or located in this state, in charge of its principal office. The resident agent may be any bank or banking corporation, or other corporation, located and doing business in this state. . . . The certificate of acceptance must be filed at the time of the initial filing of the corporate papers.

C05838

FILED
IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
STATE OF NEVADA

AUG 28 1995

No. 17611-93

Dean Heller
DEAN HELLER, SECRETARY OF STATE

ARTICLES OF MERGER

OF

KOWTOW, INC.

As provided for under Nevada Revised Statute Section 73.458, Kowtow, Inc., a Nevada corporation, as the surviving corporation of the planned merger herein submits to the Secretary of State the following ARTICLES OF MI.RGER as acknowledged by the President and the Secretary of the corporation.

1. Kowtow, Inc., a Utah corporation, is located at 3760 So. Highland Drive, Suite 300, Salt Lake City, Utah 84106 and is being merged into and survived by Kowtow, Inc., a Nevada corporation, as the acquiring corporation with its registered place of business at 1800 E. Sahara, Suite 107, Las Vegas, Nevada 89104.

2. The plan of merger has been adopted by the board of directors of each corporation.

3. Approval by the stockholders of the Nevada corporation was not required as set forth in Section 78.454 inasmuch as the shares and rights of the stockholders of the Nevada corporation will not change.

4. Approval by the stockholders of the Utah corporation was required, and after approval by the board of directors, the plan was submitted to the stockholders at a special meeting on December 30, 1993, with the voting as follows: At the time of the meeting there were 1,000,000 shares outstanding and entitled to vote, 842,800 shares were present in person or by proxy and that 842,800 shares voted in favor of the plan and no shares voted against the plan.

5. There are no amendments to the Articles of Incorporation of the surviving corporation.

6. A copy of the Plan of Merger is attached.

We, the undersigned, being the President and the Secretary, do make and file these Articles of Merger, hereby declaring and certifying that the facts herein stated are true, and accordingly have hereunto set our hand.

Krista Castleton, President

David R. Yeaman, Secretary

STATE OF UTAH)
: ss
County of Salt Lake)

On this 30th day of December, 1993, before me, a notary public, personally appeared Krista Castleton and David R. Yeaman, known to me to be the persons whose names are subscribed to the within document, and acknowledge that they executed the same.

Notary Public

Notary Public
PETER W. GUYON
10 Exchange Place #514
Salt Lake City, Utah 84111
My Commission Expires
March 29, 1996
State of Utah

RECEIVED
AUG 23 1995
Secretary of State

STATE OF NEVADA
Secretary Of State

THE GREAT SEAL OF THE STATE OF NEVADA

IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
STATE OF NEVADA

DEC 3 0 1993

1701193

CHERYL A. LAU SECRETARY OF STATE

CERTIFICATE OF ACCEPTANCE OF APPOINTMENT BY RESIDENT AGENT

No. ____________

IN THE MATTER OF KOWTOW, INC.
Name of corporation

I, Nevada Corporate Services, Inc., with address at Suite 107,
Name of Resident Agent

Street 1800 E. Sahara,

Town of Las Vegas, County of Clark, State of Nevada, hereby accept the appointment as Resident Agent of the above-entitled corporation in accordance with NRS 78.090.

RECEIVED
DEC 30 1993
9:20
SECRETARY OF STATE

FURTHERMORE, that the principal office in this state is located at Suite 107,

Street 1800 E. Sahara,

Town of Las Vegas, County of Clark,

State of Nevada. 89104

IN WITNESS WHEREOF, I have hereunto set my hand this 27 day of DEC,

19 93.

[signature] Pres
Resident Agent

NRS 78.090 Except during any period of vacancy described in NRS 78.097, every corporation shall have a resident agent, who may be either a natural person or a corporation, resident or located in this state, in charge of its principal office. The resident agent may be any bank or banking corporation, or other corporation, located and doing business in this state. . . . The certificate of acceptance must be filed at the time of the initial filing of the corporate papers.

C05838

ARTICLES OF MERGER
OF
KOWTOW, INC.

As provided for under Nevada Revised Statute Section 78.458, Kowtow, Inc., a Nevada corporation, as the surviving corporation of the planned merger herein submits to the Secretary of State the following ARTICLES OF MERGER as acknowledged by the President and the Secretary of the corporation.

1. Kowtow, Inc., a Utah corporation, is located at 3760 So. Highland Drive, Suite 300, Salt Lake City, Utah 84106 and is being merged into and survived by Kowtow, Inc., a Nevada corporation, as the acquiring corporation with its registered place of business at 1800 E. Sahara, Suite 107, Las Vegas, Nevada 89104.

2. The plan of merger has been adopted by the board of directors of each corporation.

3. Approval by the stockholders of the Nevada corporation was not required as set forth in Section 78.454 inasmuch as the shares and rights of the stockholders of the Nevada corporation will not change.

4. Approval by the stockholders of the Utah corporation was required, and after approval by the board of directors, the plan was submitted to the stockholders at a special meeting on December 30, 1993, with the voting as follows: At the time of the meeting there were 1,000,000 shares outstanding and entitled to vote, 842,800 shares were present in person or by proxy and that 842,800 shares voted in favor of the plan and no shares voted against the plan.

5. There are no amendments to the Articles of Incorporation of the surviving corporation.

6. A copy of the Plan of Merger is attached.

We, the undersigned, being the President and the Secretary, do make and file these Articles of Merger, hereby declaring and certifying that the facts herein stated are true, and accordingly have hereunto set our hand.

Krista Castleton, President

David R. Yeaman, Secretary

STATE OF UTAH)
: ss
County of Salt Lake)

On this 30th day of December, 1993, before me, a notary public, personally appeared Krista Castleton and David R. Yeaman, known to me to be the persons whose names are subscribed to the within document, and acknowledge that they executed the same.

Notary Public

Notary Public
PETER W. GUYON
10 Exchange Place #514
Salt Lake City, Utah 84111
My Commission Expires
March 29, 1996
State of Utah

RECEIVED
AUG 23 1995
Secretary of State

PLAN OF MERGER

OF

KOWTOW, INC.

SUBJECT TO THE NEVADA REVISED STATUTES SECTION 78.451 THE NEVADA CORPORATION HEREIN SUBMITS ITS PLAN OF MERGER AS APPROVED BY THE BOARD OF DIRECTORS AND A MAJORITY OF THE STOCKHOLDERS.

1. NAME:

It is the intent of Kowtow, Inc., incorporated in the State of Utah, to merge into and to be survived by the Nevada corporation, a corporation organized under the laws of the State of Nevada, and to hence forth be known and on record as Kowtow, Inc.

2. TERMS AND CONDITIONS:

The terms and conditions of the merger, as negotiated by the board of directors and approved by the majority of the stockholders, is as follows:

(a) That Kowtow, Inc., a Utah corporation, merge into and be survived by Kowtow, Inc., the Nevada corporation, and that the stockholders of the Utah corporation will now hold the same number of shares in the Nevada corporation with identical designations, preferences, limitations, and relative rights after the merger.

(b) That the stockholders in Kowtow, Inc., a Utah corporation, will receive one share of Kowtow, Inc., the Nevada corporation, in exchange for one share of the Utah corporation.

(c) Merger of the Utah corporation into the Nevada corporation is permissible under Utah law Section 16-10A-1107(1)(a).

(d) Subject to NRS Section 78.454, approval by the stockholders of the Nevada corporation, is not required for the merger, inasmuch as the articles of incorporation of the Nevada corporation will not differ from its articles before the merger.

(e) Each stockholder in the Nevada corporation, whose shares were outstanding immediately before the effective date of the merger, will hold the same number of shares with identical designations, preferences, limitations, and relative rights immediately after the merger.

(f) The number of voting shares outstanding immediately after the merger, plus the number of voting shares issuable as a result of the merger do not exceed more than twenty percent (20%) of the total number of voting shares outstanding immediately before the merger.

(g) The number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger do not exceed more than twenty percent (20%) of the total number of participating shares outstanding immediately before the merger.

KOWTOW, INC. (Utah)

____
President

KOWTOW, INC. (Nevada)

____
President

FILED # C 17611-93

$75 ajw

MAR 22 1999

IN THE OFFICE OF
DEAN HELLER SECRETARY OF STATE

AMENDMENT TO THE

ARTICLES OF INCORPORATION

OF

KOWTOW, INC.

(NAME CHANGED HEREIN TO **AFFORDABLE HOMES OF AMERICA, INC.**)

WHEREAS, there was issued by the Secretary of State a Charter constituting and creating KOWTOW, INC., a corporation organized under the laws of this state with its principal place of business in Las Vegas, Nevada, and a capital stock of One Hundred Thousand Dollars ($100,000.00), divided into One Hundred Million (100,000,000) shares of a par value of one mill (1/10 cent) each, empowering it to engage in any activity or business not in conflict with the laws of the State of Nevada or of the United States of America.

The undersigned, President and Secretary of KOWTOW, INC. hereby certify that by resolutions duly adopted unanimously by the Board of Directors of the Company pursuant to written action effective as of March 19, 1999; and by resolutions duly adopted by a majority of the shareholders of all classes of stock outstanding and entitled to vote thereon of the Company pursuant to written action effective as of March 19, 1999, amending the Articles of Incorporation as follows:

That Article I, be amended and changed to read as follows:

Name: The name of the Corporation is **AFFORDABLE HOMES OF AMERICA, INC.**

WHEREFORE, they pray that the Articles of Incorporation of KOWTOW, INC. be so amended.

DATED this 19th day of March, 1999.

Merle Ferguson, President / Secretary

Susan Donohue, Secretary

State of Nevada)
: ss
County of Clark)

On this 19th day of March, 1999, before me, a notary public, personally appeared Merle Ferguson and Susan Donohue, known to me to be the persons whose names are subscribed to the within document, and acknowledge that they executed the same.

Notary Public

KATHY HORWITZ
Notary Public Nevada
No. 90-1733-1
My appt. exp. June 18, 2002

RECEIVED
MAR 23 1999
SECRETARY OF STATE

MAR-23-99 TUE 15:15

P.01

MAR-19-1999 15:23 FROM Z MIX — Angela — TO 7347500 P.01

AFFORDABLE HOMES OF AMERICA, INC.

• Design • Construction • Building Materials

FILED # C17611-93

MAR 2 3 1999

IN THE OFFICE OF
DEAN HELLER SECRETARY OF STATE

March 19, 1999

Nevada Corporate Services
1800 E. Sahara # 107
Las Vegas, NV 89119

Attn: Richard

I hereby authorize KOWTOW, INC. to use the name AFFORDABLE HOMES OF AMERICA, INC.

The officers are Merle R. Ferguson, President and Susan Donohue, Secretary.

Respectfully,

Merle R. Ferguson

Notary Public-State Of Nevada
COUNTY OF CLARK
RICHARD DANIEL FRITZLER II
My Commission Expires
May 23, 1999

RECEIVED
MAR 2 3 1999
SECRETARY OF STATE

Construction Division
2603 East "F" Street
Tacoma, WA 98421
Phone (253) 272-1869
Fax (253) 272-1877
Email: Panels2@msn.com

Corporate Headquarters
4503 W. Hacienda Ave.
Suite # I - 1
Las Vegas, Nevada 89118
Phone: (702) 579-4888
Fax: (702) 579-4833

ARCHITECTURAL/ DESIGN, CONSTRUCTION, FRAMING, PLUMBING, ELECTRICAL, KITCHEN-BATH DOORS, INSULATION, FLOORING, STAIR SYSTEMS, FIREPLACES, WINDOWS, INTERIOR & EXTERIOR FINISHES, ROOFING, SUNROOMS-SOLARIUMS, BUILDING MATERIAL! - CONSOLIDATION - WE SHIP ANYWHERE!

TOTAL P.01

[redacted]

[illegible]11/00 09:00:12 Please Deliver To:-> 7025794833 STATE OF NEVADA Page 001

DEAN HELLER
Secretary of State
101 North Carson Street, Suite 3
Carson City, Nevada 89701-4786
(775) 684 5708

Certificate of Amendment
(PURSUANT TO NRS 78.385 and 78.390)

FILED # C17611-93
OCT 1 0 2000
IN THE OFFICE OF
DEAN HELLER SECRETARY OF STATE

Important: Read attached instructions before completing form.

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)
- Remit in Duplicate -

1. Name of corporation: Affordable Homes of America, Inc.

2. The articles have been amended as follows (provide article numbers, if available):
That Article I, be amended and changed to read as follows:
Name: The name of the Corporation is World Homes, Inc.
Wherefore, they pray that the Articles of Incorporation of Affordable Homes of America, Inc. be so amended.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 50.8%.*

4. Signatures (Required):

[signature] and [signature]

President ~~or Vice President~~ and Secretary ~~or Asst. Secretary~~

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.

FILED # C17611-00

OCT 1 0 2000

IN THE OFFICE OF
DEAN HELLER SECRETARY OF STATE

World Homes, Inc.
4505 W. Hacienda Ave. # I-1
Las Vegas, Nevada 89118
October 10, 2000

To Whom It May Concern:

I hereby authorize AFFORDABLE HOMES OF AMERICA, INC. to use the name WORLD HOMES, INC.

The officer is Susan Donohue, Secretary

Respectfully,

Susan Donohue
Secretary

State of Nevada
County of Carson
This instrument was acknowledged before me
on OCT 10, 00 by SUSAN DONOHUE

NOTARY PUBLIC
STATE OF NEVADA
County of Clark
FRANCES R. WILSON
My Appointment Expires April 3, 2002

DEAN HELLER
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684 5708

Certificate of Amendment
(PURSUANT TO NRS 78.385 and 78.390)

Office Use Only
FILED # C17611-93
AUG 2 3 2001

Important: Read attached instructions before completing form.

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)
- Remit in Duplicate -

1. Name of corporation: [redacted] World Homes, Inc.

2. The articles have been amended as follows (provide article numbers, if available):

Article 1:
Name: The name of the Corporation is Composite Industries of America, Inc.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 52 %.*

4. Officer Signature (Required):

Susan McDonald

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.

COMPOSITE INDUSTRIES OF AMERICA, Inc.

4505 W. Hacienda Avenue-Unit #1-I
Las Vegas, NV 89118
Telephone 702-579-4888
Fax 702-579-4833

FILED # C[illegible]611-93

AUG 23 2001

IN THE OFFICE OF
DEAN HELLER SECRETARY OF STATE

August 23, 2001

Re: Use of this Corporate Name

To Secretary of State Office:

Authorization is hereby granted for **World Homes, Inc.** to use our corporate name **Composite Industries of America, Inc** Paperwork to change the name of **World Homes, Inc.** to **Composite Industries of America, Inc.** is attached.

Sincerely,

Merle R. Ferguson
President and CEO

Susan M. Donohue
Secretary

Keeping The Dream Alive

(PROFIT) ~~ANNUAL~~ Change of LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF

FILE NUMBER

Composite Industries of America
(Name of Corporation)

A Nevada CORPORATION FOR THE FILING PERIOD ______ TO ______
(State of Incorporation)

The corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

Susan M. Donohue
4505 W. Hacienda Ave #I-1
Las Vegas NV 89118

IF AGENT INFORMATION HAS CHANGED, PLEASE SEE ATTACHED INSTRUCTIONS ON HOW TO OBTAIN THE APPROPRIATE FORM.

Office Use Only
Amended 01-02
FILED # C17461-93
AUG 2 3 2001
IN THE OFFICE OF
DEAN HELLER SECRETARY OF STATE

Important: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A president, secretary, treasurer and at least one director must be named. Have an officer sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional directors attach a list of them to this form.
3. Return the completed form with the $85.00 filing fee. A $15.00 penalty must be added for failure to file this form by the last day of the anniversary month of the incorporation/initial registration with this office.
4. Make your check payable to the Secretary of State. Your canceled check will constitute a certificate to transact business per NRS 78.155. If you need a receipt, return page 2 certificate and ENCLOSE A SELF-ADDRESSED STAMPED ENVELOPE. To receive a certified copy, enclose a copy of this completed form, an additional $10.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, 101 North Carson Street, Suite 3, Carson City, NV 89701-4786, (775) 684-5708.

FILING FEE: $85.00 LATE PENALTY: $15.00

NAME	TITLE(S)			
Merle R. Ferguson	PRESIDENT			
PO BOX / STREET ADDRESS	CITY	ST	ZIP	
4505 W. Hacienda Ave. #I-1	Las Vegas	NV	89118	
Susan M. Donohue	SECRETARY			
4505 W. Hacienda Ave. #I-1	Las Vegas	NV	89118	
William Morris	TREASURER			
4505 W. Hacienda Ave. #I-1	Las Vegas	NV	89118	
Merle R. Ferguson	DIRECTOR			
4505 W. Hacienda Ave. #I-1	Las Vegas	NV	89118	
William Morris	DIRECTOR			
4505 W. Hacienda Ave. #I-1	Las Vegas	NV	89118	
Susan M. Donohue	DIRECTOR			
4505 W. Hacienda Ave. #I-1	Las Vegas	NV	89118	

I hereby certify this annual list.

X Signature of officer: Susan M. Donohue Title(s): Secretary Date: 8-23-01

Nevada Secretary of State Form ANNUAL LIST-PROFIT1999.01
Revised on: 01/11/00

[redacted]

FILED # C17611-93

OCT 03 2001

IN THE OFFICE OF

SECRETARY OF STATE

CERTIFICATE OF AMENDMENT
OF
ARTICLES OF INCORPORATION
OF
COMPOSITE INDUSTRIES OF AMERICA, INC.

Composite Industries of America, Inc. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Nevada (the "NGCL"), does hereby certify:

1. The name of the Corporation is Composite Industries of America, Inc.

2. That the Board of Directors of the Corporation, by unanimous written consent dated October 3, 2001, passed a resolution declaring that the following change and amendment in the Articles of Incorporation is advisable:

RESOLVED, that the Articles of Incorporation of the Corporation, as filed on December 30, 1993 and as amended on March 22, 1999, on October 10, 1999 and on August 23, 2001, be amended by deleting Article IV in its entirety and replacing it with the following new Article IV:

> <u>ARTICLE IV</u>: (a) The Company shall have authority to issue two classes of shares designated respectively "Common Stock" and "Preferred Stock", and referred to herein as Common Stock or Common Shares and Preferred Stock or Preferred Shares, respectively. The number of shares of Common Stock is two hundred million (200,000,000) shares with a par value of $.001 per share, and the number of Preferred Stock is one hundred million (100,000,000) shares with a par value of $.001 per share.
>
> (b) The Preferred Shares may be issued from time to time in one or more series. The Board of Directors is authorized to fix the number of shares of any series of Preferred Shares and to determine the designation of any such series. The Board of Directors is also authorized to determine or alter the voting powers, rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Shares, and, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series. The holders of each series of Preferred Shares may amend the provisions of such series of Preferred Shares without the consent of any holders of any class of Common Stock or any other series of Preferred Shares.

3. That the number of shares of the Corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation is 40,065,281; that the said change and amendment has been consented to and authorized by the written consent of stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.

IN WITNESS WHEREOF, the undersigned, being the President and Secretary of the Corporation, for the purpose of amending the Articles of Incorporation of the Corporation pursuant to Section 78.390 of the General Corporation Law of the State of Nevada, do make and file this Certificate of Amendment, hereby declaring and certifying that the facts herein stated are true, and accordingly have hereunto set their hand this 3rd day of October, 2001.

Merle Ferguson, President

Susan Donohue, Secretary

On the 3rd day of October, 2001, before me personally came Merle Ferguson and Susan Donohue, to me known, who being by me duly sworn, did depose and say that they are the President and Secretary of Composite Industries of America, Inc., the corporation described in and which executed the foregoing instrument; and that they signed their names thereto by authority of the Board of Directors of said corporation.

Notary Public

DIANE TROIDL
Notary Public, State of Nevada
Appointment No. 93-3734-1
My Appt. Expires Jun 14, 2005

735405 2

WRITTEN CONSENT
OF
THE STOCKHOLDERS
OF
COMPOSITE INDUSTRIES OF AMERICA, INC.

The undersigned, being the holders of a majority of the voting stock of Composite Industries of America, Inc., a Nevada corporation (the "Company"), acting pursuant to section 78.320 of the Nevada General Corporation Law, hereby consent to and adopt the following resolutions by written consent without a meeting:

RESOLVED, that the Articles of Incorporation of the Company, as filed on December 30, 1993 and as amended on March 22, 1999, on October 10, 2000 and on August 23, 2001 (the "Articles of Incorporation"), be amended by deleting Article IV in its entirety and replacing it with the following new Article IV:

ARTICLE IV: (a) The Company shall have authority to issue two classes of shares designated respectively "Common Stock" and "Preferred Stock", and referred to herein as Common Stock or Common Shares and Preferred Stock or Preferred Shares, respectively. The authorized number of shares of Common Stock is two hundred million (200,000,000) shares with a par value of $.001 per share, and the number of Preferred Stock is one hundred million (100,000,000) shares with a par value of $.001 per share.

(b) The Preferred Shares may be issued from time to time in one or more series. The Board of Directors is authorized to fix the number of shares of any series of Preferred Shares and to determine the designation of any such series. The Board of Directors is also authorized to determine or alter the voting powers, rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Shares, and, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series. The holders of each series of Preferred Shares may amend the provisions of such series of Preferred Shares without the consent of any holders of any class of Common Stock or any other series of Preferred Shares.

RESOLVED, that any of the officers of the Company be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Company to execute, deliver and cause to be filed with the Secretary of State of Nevada, a Certificate of Amendment of the Articles of Incorporation of the Company; and it is further

RESOLVED, that all acts and transactions, whatever kind or nature, done or engaged in by the Company or on its behalf by or through its officers, directors or employees through the date hereof in connection with the foregoing be, and hereby are, in all respects approved, ratified and adopted.

IN WITNESS WHEREOF, the undersigned have executed this written consent as of this 3rd day of October, 2001.

Merle Ferguson

Susan M. Donohue

750090_1

[redacted]

UNANIMOUS WRITTEN CONSENT
OF
THE BOARD OF DIRECTORS
OF
COMPOSITE INDUSTRIES OF AMERICA, INC.

The undersigned, being all of the directors of Composite Industries of America, Inc., a Nevada corporation (the "Company"), acting pursuant to section 78.315 of the Nevada General Corporation Law, hereby consent to and adopt the following resolutions by written consent without a meeting:

RESOLVED, that the Articles of Incorporation of the Company, as filed on December 30, 1993 and as amended on March 22, 1999, on October 10, 2000 and on August 23, 2001 (the "Articles of Incorporation"), be amended by deleting Article IV in its entirety and replacing it with the following new Article IV:

> ARTICLE IV: (a) The Company shall have authority to issue two classes of shares designated respectively "Common Stock" and "Preferred Stock", and referred to herein as Common Stock or Common Shares and Preferred Stock or Preferred Shares, respectively. The authorized number of shares of Common Stock is two hundred million (200,000,000) shares with a par value of $.001 per share, and the number of Preferred Stock is one hundred million (100,000,000) shares with a par value of $.001 per share.
>
> (b) The Preferred Shares may be issued from time to time in one or more series. The Board of Directors is authorized to fix the number of shares of any series of Preferred Shares and to determine the designation of any such series. The Board of Directors is also authorized to determine or alter the voting powers, rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Shares, and, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series. The holders of each series of Preferred Shares may amend the provisions of such series of Preferred Shares without the consent of any holders of any class of Common Stock or any other series of Preferred Shares.

RESOLVED, that any of the officers of the Company be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Company to execute, deliver and cause to be filed with the Secretary of State of Nevada, a Certificate of Amendment of the Articles of Incorporation of the Company; and it is further

RESOLVED, that it is hereby declared to be advisable and in the best interests of the Company to authorize the amendment to the Articles of Incorporation to make the changes to the Articles of Incorporation set forth above; and it is further

RESOLVED, that all acts and transactions, whatever kind or nature, done or engaged in by the Company or on its behalf by or through its officers, directors or employees through the date hereof in connection with the foregoing be, and hereby are, in all respects approved, ratified and adopted.

IN WITNESS WHEREOF, the undersigned have executed this written consent as of this 3rd day of October, 2001.

Merle Ferguson, Director

Susan M. Donohue, Director

William Morris, Director

FILED # C17611-93

APR 04 2002

IN THE OFFICE OF
DEAN HELLER SECRETARY OF STATE

AMENDMENT TO THE

ARTICLES OF INCORPORATION
OF
COMPOSITE INDUSTRIES OF AMERICA, INC.

(NAME CHANGED HEREIN TO COMPOSITE HOLDINGS, INC.)

WHEREAS, there was issued by the Secretary of State a Charter constituting and creating **COMPOSITE INDUSTRIES OF AMERICA, INC.**, a corporation organized under the laws of this state with its principal place of business in Las Vegas, Nevada, and a capital stock of One Hundred Thousand Dollars ($100,000.00) divided into Two Hundred Million (200,000,000) shares of a par value of one mill (1/10 cent) each, empowering it to engage in any activity or business not in conflict with the laws of the State of Nevada or of the United States of America.

The undersigned, President and Secretary of **COMPOSITE INDUSTRIES OF AMERICA, INC.** hereby certify that by resolutions duly adopted unanimously by the Board of Directors of the Company pursuant to written action effective as of April 2, 2002; and by resolutions duly adopted by a majority of the shareholders of all classes of stock outstanding and entitled to vote thereon of the Company pursuant to written action effective as of April 2, 2002, amending the

ARTICLES OF INCORPORATION

That **ARTICLE I** be amended and changed to read as follows:

The name of the Corporation is **COMPOSITE HOLDINGS, INC.**

That **ARTICLE IV** be deleted in its entirety and replaced with the following new **ARTICLE IV:**

ARTICLE IV: (a) The Company shall have the authority to issue two new classes of common stock, a new Class A Common Stock and a new Series 1 Class B Common Stock, that would replace the existing Common Stock. The existing Common Stock shall be exchanged as follow: For each one and one-tenth (1 1/10) of a share of the existing Common Stock, the stockholder will receive one (1) share of the new Class A Common Stock and one-tenth (1/10) of a share of the new Series 1 Class B Common Stock. The Common Stock exchanged for the new Class A Common Stock and new Series 1 Class B Common Stock shall be

cancelled upon the issuance to the stockholder exchanging the existing Common Stock for the new Class A Common Stock and new Series 1 Class B Common Stock. There shall be no further issuance of the existing Common Stock and upon the completion of the exchange of all existing Common Stock for new Class A Common Stock and new Series 1 Class B Common Stock, the class of shares referred to herein as existing Common Stock will be eliminated. The number of shares of new Class A Common Stock is one hundred million (100,000,000) shares with a par value of $.001 per share and the number of shares of new Series 1 Class B Common Stock is ten million (10,000,000) shares with a par value of $.001 per share and the number of shares of Preferred Stock is forty million (40,000,000) shares with a par value of $.001 per share.

(b) The Preferred Shares may be issued from time to time in one or more series. The Board of Directors is authorized to fix the number of shares of any series of Preferred Shares and to determine the designation of any such series. The Board of Directors is also authorized to determine or alter the voting powers, rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Shares, and, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series. The holders of each series of Preferred Shares may amend the provisions of such series of Preferred Shares without the consent of any holders of any class of Common Stock or any other series of Preferred Shares.

IN WITNESS WHEREOF, the undersigned, being the President and Secretary of the Corporation, for the purpose of amending the Articles of Incorporation of the Corporation pursuant to Section 78.390 of the General Corporation Law of the State of Nevada, do make and file this Certificate of Amendment, hereby declaring and certifying that the facts herein stated are true, and accordingly have hereunto set their hand this 4th day of April, 2001.

Merle Ferguson
President & CEO

Susan Donohue, Secretary

[redacted]

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

FILED # C 17611-93

SEP 0 2 2004

IN THE OFFICE OF
DEAN HELLER SECRETARY OF STATE

Certificate of Amendment

(PURSUANT TO NRS 78.385 and 78.390)

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation: Composite Holdings, Inc.

2. The articles have been amended as follows (provide article numbers, if available):

See attached corporate amendment (2 pg.)
1. article I The name of the corporation is Gold Rock Holdings, Inc.
2. article IV deleted & changed in its entirety with the attached:

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 100,227,463*

4. Effective date of filing (optional): 9-2-04
(must not be later than 90 days after the certificate is filed)

5. Officer Signature (required): (Secretary)

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

SUBMIT IN DUPLICATE

This form must be accompanied by appropriate fees. See attached fee schedule.

AMENDMENT TO THE

ARTICLES OF INCORPORATION
OF
COMPOSITE HOLDINGS, INC.

(NAME CHANGED HEREIN TO GOLD ROCK HOLDINGS, INC.)

WHEREAS, there was issued by the Secretary of State a Charter constituting and creating **COMPOSITE HOLDINGS, INC.**, a corporation organized under the laws of this state with its principal place of business in Las Vegas, Nevada, and a capital stock of One Hundred Thousand Dollars ($100,000.00) divided into Two Hundred Million (200,000,000) shares of a par value of one mill (1/10 cent) each, empowering it to engage in any activity or business not in conflict with the laws of the State of Nevada or of the United States of America.

The undersigned, President and Secretary of **COMPOSITE HOLDINGS, INC.** hereby certify that by resolutions duly adopted unanimously by the Board of Directors of the Company pursuant to written action effective as of September 1, 2004; and by resolutions duly adopted by a majority of the shareholders of all classes of stock outstanding and entitled to vote thereon of the Company pursuant to written action effective as of September 1, 2004, amending the

ARTICLES OF INCORPORATION

That **ARTICLE I** be amended and changed to read as follows:

The name of the Corporation is **GOLD ROCK HOLDINGS, INC.**

That **ARTICLE IV** be deleted in its entirety and replaced with the following new **ARTICLE IV:**

ARTICLE IV: (a) The Company shall have authority to issue two classes of shares designated respectively "Common Stock" and "Preferred Stock", and referred to herein as Common Stock or Common Shares and Preferred Stock or Preferred Shares, respectively. The Company has the authority to issue two classes of common stock, a Class A Common Stock and a Series 1 Class B Common Stock. The authorized number of shares of company Stock is three hundred million (300,000,000) shares with a par value of $.001. The number of shares of Class A Common Stock is two hundred fifty million (250,000,000) shares with a par value of $.001 per share and the number of shares of new Series

1 Class B Common Stock is ten million (10,000,000) shares with a par value of $.001 per share and the number of shares of Preferred Stock is forty million (40,000,000) shares with a par value of $.001 per share.

(b) The Preferred Shares may be issued from time to time in one or more series. The Board of Directors is authorized to fix the number of shares of any series of Preferred Shares and to determine the designation of any such series. The Board of Directors is also authorized to determine or alter the voting powers, rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Shares, and, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series. The holders of each series of Preferred Shares may amend the provisions of such series of Preferred Shares without the consent of any holders of any class of Common Stock or any other series of Preferred Shares.

IN WITNESS WHEREOF, the undersigned, being the President and Secretary of the Corporation, for the purpose of amending the Articles of Incorporation of the Corporation pursuant to Section 78.390 of the General Corporation Law of the State of Nevada, do make and file this Certificate of Amendment, hereby declaring and certifying that the facts herein stated are true, and accordingly have hereunto set their hand this 1st day of September, 2004.

Merle Ferguson, President

Susan Donohue, Secretary

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Filed in the office of	Document Number 20080012087-68
Ross Miller Secretary of State State of Nevada	Filing Date and Time 01/08/2008 10:05 AM
	Entity Number C17611-1993

Certificate of Change Pursuant to NRS 78.209

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Change filed Pursuant to NRS 78.209 For Nevada Profit Corporations

1. Name of corporation:

GOLD ROCK HOLDINGS, INC. C17611-1993

2. The board of directors have adopted a resolution pursuant to NRS 78.209 and have obtained any required approval of the stockholders.

3. The current number of authorized shares at the par value, if any, of each class or series, if any, of shares before the change:

250,000,000 Series 1, Class A
10,000,000 Series 1, Class B 40,000,000 Preferred all at $.001 par value

4. The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:

250,000,000 Series 1, Class A
10,000,000 Series 1, Class B 40,000,000 Preferred all at $.001 par value

5. The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:

Decrease by 1 for 20 shares all classes

6. The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:

Rounded up to one (1) all classes

7. Effective date of filing (optional): immediate

(must not be later than 90 days after the certificate is filed)

8. Officer Signature: X [signature] President

Signature Title

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees

MINUTES OF A SPECIAL MEETING OF THE BOARD OF DIRECTORS OF GOLD ROCK HOLDINGS, INC.

A special meeting of the Board of Directors of Gold Rock Holdings, Inc. ("Gold Rock"), a Nevada corporation, was held pursuant to a waiver of notice on December 13, 2008, at 9:00 a.m. at the Company's California offices at 1750 Barbara Lane, Encinitas, California.

Present: Merle Ferguson (Sole Director of the Board)

OLD BUSINESS

Merle Ferguson, Chairman, presided over the meeting and read the Minutes of the last meeting of the Board of Directors, which was held on October 10, 2007, and on motion, the minutes were approved. Mr. Ferguson noted the completion of the acquisitions of three companies, Composite Industries, Inc., Z-MIX Homes, Inc., and Renewable Energy Resources, Inc. Business plans will be drawn up for implementation in the months to follow.

NEW BUSINESS

The Chairman noted the intention of the Company to decrease the 226,000,000 issued and outstanding stock by 20:1. A tally of the major shareholders' who are entitled to vote and have approved by proxy of said action include:

Global Timber, LLC	20,000,000 shares
Georgetown Power, Inc.	40,000,000 shares
Gold Rock Industries, Inc.	40,000,000 shares
V.A.W.T. Industries, LLC	40,000,000 shares
TJJR Enterprises, Inc.	1,000,000 shares

This written action is duly adopted by 62% by a majority of the stockholders of all classes of stock (141,000,000 shares of the 226,000,000 shares of issued and outstanding shares of Gold Rock Holdings, Inc. stock).

Based upon the foregoing, the Board of Directors issued the following resolutions:

RESOLVED: That the Company reverse its issued and outstanding shares by 20:1. And be it

FURTHER RESOLVED: That the Company proceed as soon as prudent to file such documents with the State of Nevada and other authorities to complete this action.

The undersigned, President of **GOLD ROCK HOLDINGS, INC.** hereby certifies that by resolutions duly adopted unanimously by the Board of Directors of the Company pursuant to written action effective as of December 13, 2007; and by resolutions duly adopted by a majority of the shareholders of all classes of stock outstanding and entitled to vote thereon of the Company pursuant to written action effective as of December 13, 2007.

There being no further business, the meeting was adjourned.

Dated: December 13, 2007

Merle Ferguson
Chairman

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 1

Filed in the office of	Document Number 20080825620-63
Ross Miller Secretary of State State of Nevada	Filing Date and Time 12/22/2008 11:04 AM
	Entity Number C17611-1993

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Merger
(Pursuant to NRS Chapter 92A - excluding 92A.200(4b))

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box ☐ and attach an 81/2" x11" blank sheet containing the req ired information for each additional entity.

FACTEER TECHNICAL CORP.
Name of merging entity

DELAWARE	CORPORATION
Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

and,

GOLD ROCK HOLDINGS, INC.
Name of surviving entity

NEVADA	CORPORATION
Jurisdiction	Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filing Fee: $350.00

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 2

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ABOVE SPACE IS FOR OFFICE USE ONLY

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.1 90):

Attn:

c/o:

3) (Choose one)

☒ The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

☐ The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

4) Owner's approval (NRS 92A.200) (options a, b, or c must be used, as applicable, for each entity) (if there are more than four merging entities, check box ☐ and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity):

(a) Owner's approval was not required from

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 3

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(b) The plan was approved by the required consent of the owners of *:

FACTEER TECHNICAL CORP.
Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

GOLD ROCK HOLDINGS, INC.
Name of surviving entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 4

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(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 5

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

6) Location of Plan of Merger (check a or b):

☐ (a) The entire plan of merger is attached;

or,

☒ (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) Effective date (optional)**:

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 6

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

8) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or one member if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

(If there are more than four merging entities, check box ☐ and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity.):

FACTEER TECHNICAL CORP.
Name of merging entity

X ______________________ PRESIDENT
Signature Title Date

Name of merging entity

X ______________________
Signature Title Date

Name of merging entity

X ______________________
Signature Title Date

Name of merging entity

X ______________________
Signature Title Date

GOLD ROCK HOLDINGS, INC.
Name of surviving entity

X ______________________ PRESIDENT
Signature Title Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Articles of Merger

Page 6

FACTEER TECHNICAL CORP.

X _____________________ PRESIDENT
Signature Title Date

Name of merging entity

X _____________________
Signature Title Date

Name of merging entity

X _____________________
Signature Title Date

Name of merging entity

X _____________________
Signature Title Date

GOLD RIDGE HOLDINGS, INC

X _____________________ PRESIDENT
Signature Title Date

IMPORTANT:

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Filed in the office of	Document Number
Ross Miller Secretary of State State of Nevada	20090012670-57
	Filing Date and Time 01/08/2009 4:31 PM
	Entity Number C17611-1993

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

GOLD ROCK HOLDINGS, INC.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 1. The name of the corporation is; THE AFFORDABLE HOMES GROUP.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 74%

4. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X Paule Ferguson CEO.

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

"00001"

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number
	20110159783-67
Ross Miller	Filing Date and Time
Secretary of State	03/01/2011 4:57 AM
State of Nevada	Entity Number
	C17611-1993

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

THE AFFORDABLE HOMES GROUP

2. The articles have been amended as follows: (provide article numbers, if available)

ARTICLE I. The name of the corporation is: GLOBAL GREEN GROUP, INC.

ARTICLE IV. The capitalization of this corporation is: 850,000,000 shares of common stock @ .001 par value and 50,000,000 shares of preferred stock @ .001 par value.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 81.9%

4. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Amend Profit-After
Revised: 3-6-09

(PROFIT) INITIAL/ANNUAL LIST OF OFFICERS, DIRECTORS AND STATE BUSINESS LICENSE APPLICATION OF:

ENTITY NUMBER

GLOBAL GREEN GROUP, INC. | C17611-1993

NAME OF CORPORATION

FOR THE FILING PERIOD OF DEC, 2014 TO DEC, 2015

100101

USE BLACK INK ONLY - DO NOT HIGHLIGHT

****YOU MAY FILE THIS FORM ONLINE AT www.nvsilverflume.gov****

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

Filed in the office of	Document Number 20140787557-96
Ross Miller Secretary of State State of Nevada	Filing Date and Time 12/02/2014 8:12 AM
	Entity Number C17611-1993

IMPORTANT: Read instructions before completing and returning this form

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An Officer must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the completed form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. **A copy fee of $2.00 per page** is required for **each additional copy** generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

(This document was filed electronically.)
ABOVE SPACE IS FOR OFFICE USE ONLY

CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code:

NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.

☐ This corporation is a publicly traded corporation. The Central Index Key number is:

☐ This publicly traded corporation is not required to have a Central Index Key number.

NRS 76.020 Exemption Codes
001 - Governmental Entity
005 - Motion Picture Company
006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)		
MERLE FERGUSON	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
300 CARLSBAD VILLAGE DR STE 108A-360 , USA	CARLSBAD	CA	92008
NAME	TITLE(S)		
DEAN MARTIN	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
1750 BARBARA LANE , USA	ENCINITAS	CA	92024
NAME	TITLE(S)		
DEAN MARTIN	TREASURER (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
1750 BARBARA LANE , USA	ENCINITAS	CA	92024
NAME	TITLE(S)		
MERLE FERGUSON	DIRECTOR		
ADDRESS	CITY	STATE	ZIP CODE
300 CARLSBAD VILLAGE DR STE 108A-360 , USA	CARLSBAD	CA	92008

None of the officers or directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X MERLE FERGUSON	Title	Date
Signature of Officer or Other Authorized Signature	PRESIDENT	12/2/2014 8:11:49 AM

090201

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

Filed in the office of	Document Number
Barbara K. Cegavske (signature)	20150011860-64
Barbara K. Cegavske	Filing Date and Time
Secretary of State	01/09/2015 7:38 AM
State of Nevada	Entity Number C17611-1993

USE BLACK INK ONLY - DO NOT HIGHLIGHT

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

GLOBAL GREEN GROUP, INC.

2. The articles have been amended as follows: (provide article numbers, if available)

Article I: The name of the corporation is: GOLD ROCK HOLDINGS, INC.

3. *The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:* 71%

4. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

5. *Signature: (required)*

X [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.